UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)
November 8, 2017

ADTALEM GLOBAL EDUCATION INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3005 Highland Parkway Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)
(630) 515-7700
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders
The Adtalem Global Education Group Inc. ("Adtalem") 2017 Annual Meeting of Shareholders (the "Annual Meeting") was held on November 8, 2017.  A total 56,497,188 shares of Adtalem common stock, out of a total of 61,600,576 shares outstanding and entitled to vote as of the close of business on September 20, 2017 (the record date for the Annual Meeting), were present in person or represented by proxy.  Set forth below are the matters acted upon by Adtalem shareholders at the Annual Meeting and the final voting results on each such matter.
The shareholders elected each of the eight nominees as directors to serve until the 2018 Annual Meeting of Shareholders or until their successors are elected and qualified:

Director	Affirmative Votes	Votes Withheld	Broker Non-Votes
William W. Burke	53,268,278	35,230	3,193,680
Ann Weaver Hart	53,276,311	27,197	3,193,680
Kathy Boden Holland	53,269,859	33,649	3,193,680
Lyle Logan	51,871,364	1,432,144	3,193,680
Michael W. Malafronte	52,539,432	764,076	3,193,680
Ronald L. Taylor	51,929,001	1,374,507	3,193,680
Lisa W. Wardell	53,264,054	39,454	3,193,680
James D. White	52,541,305	762,203	3,193,680

The shareholders ratified the appointment of PricewaterhouseCoopers, LLP as the independent registered public accounting firm for Adtalem for fiscal year 2018:

Affirmative Votes	Votes Against	Abstain
56,053,993	348,467	94,728

The shareholders in an advisory vote approved the compensation of Adtalem's named executive officers, as described in the Proxy Statement:

Affirmative Votes	Votes Against	Abstain	Broker Non-Votes
52,550,678	724,727	28,103	3,193,680

The shareholders in an advisory vote approved recommended annual advisory votes on the compensation of Adtalem's named executive officers, as described in the Proxy Statement:

Every Year	Every 2 Years	Every 3 Years	Abstain
43,840,168	20,091	9,420,955	22,294

The shareholders approved the Fourth Amended and Restated incentive Plan of 2013:

Affirmative Votes	Votes Against	Abstain	Broker Non-Votes
50,633,311	2,575,649	94,548	3,193,680

Item 7.01	Regulation FD Disclosure.

On November 8, 2017, Ross University School of Medicine ("RUSM"), an operating unit of Adtalem Global Education Inc. ("Adtalem"), announced plans to temporarily relocate its operations to Knoxville, Tennessee.  Currently, RUSM students are completing their fall semester medical sciences curriculum on a cruise ship ported off the island of St. Kitts.  Students, faculty and staff plan to pursue their winter classes at facilities owned by Lincoln Memorial University ("LMU").  RUSM plans to continue to use its own faculty and medical sciences curriculum while making use of the LMU teaching and office facilities, including an anatomy lab. Efforts are underway by RUSM and Adtalem to acquire all necessary regulatory approvals and finalize other details.  The full text of the RUSM press release is included in Exhibit 99.1 in this Form 8-K.

Cautionary Note on Forward Looking Statements
Certain statements contained in this Form 8-K and furnished materials, including those that affect the Adtalem's expectations or plans, may constitute forward-looking statements subject to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as Adtalem Global Education Inc. or its management "anticipates," "believes," "estimates," "expects," "forecasts," "foresees," "intends," "plans" or other words or phrases of similar import.
Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the Adtalem's actual results to differ materially from those projected or implied by these forward-looking statements. Additional information regarding factors that could cause results to differ can be found in Adtalem's Annual Report on Form 10-K for the fiscal year ended June 30, 2017.
These forward-looking statements are based on information as of  November 8, 2017 and Adtalem assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Item 9.01	Financial Statements and Exhibits.

99.1                    Ross University School of Medicine Press Release dated November 8, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.
(Registrant)

Date: November 9, 2017	By:	/s/ Gena L. Ashe
Gena L. Ashe
Senior Vice President, Chief Legal Officer
and Secretary